I N V E S T O R P R E S E N T A T I O N N A S D A Q : A S P S ALTISOURCE PORTFOLIO SOLUTIONS N O V E M B E R 2 0 2 3

© 2023 Altisource All Rights Reserved. DISCLAIMER 2 CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS This corporate presentation includes certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the intent, belief or current expectations of Altisource Portfolio Solutions S.A. ("we," "us," "our," the "Company" or "Altisource") and our management team. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. This presentation contains forward-looking statements that involve a number of risks and uncertainties. These forward-looking statements include all statements that are not historical fact, including statements that relate to, among other things, future events or our future performance or financial condition. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” or “continue” or the negative of these terms and comparable terminology. Such statements are based on expectations as to the future and are not statements of historical fact. Furthermore, forward- looking statements are not guarantees of future performance and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. We caution you not to place undue reliance on these forward-looking statements which reflect our view only as of the date of this report. We are under no obligation (and expressly disclaim any obligation) to update or alter any forward- looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, risks related to the COVID-19 pandemic, customer concentration, the timing of the anticipated increase in default related referrals following the expiration of foreclosure and eviction moratoriums and forbearance programs, the timing of the expiration of such moratoriums and programs, and any other delays occasioned by government, investor or servicer actions, the use and success of our products and services, our ability to retain existing customers and attract new customers and the potential for expansion or changes in our customer relationships, technology disruptions, our compliance with applicable data requirements, our use of third party vendors and contractors, our ability to effectively manage potential conflicts of interest, macro-economic and industry specific conditions, our ability to effectively manage our regulatory and contractual obligations, the adequacy of our financial resources, including our sources of liquidity and ability to repay borrowings and comply with our Credit Agreement, including the financial and other covenants contained therein, as well as Altisource’s ability to retain key executives or employees, behavior of customers, suppliers and/or competitors, technological developments, governmental regulations, taxes and policies. The forward-looking statements should not be unduly relied upon. Nothing in this presentation and our other SEC filings should be regarded as a representation by any person that these statements will be achieved, and the Company undertakes no obligation to update these statements as a result of a change in circumstances, new information or future events. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including the risk factors contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. This corporate presentation shall not constitute an offer to sell, or a solicitation of an offer to buy, nor will there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction. NON-GAAP MEASURES Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) and Adjusted EBITDA Margin, which are presented elsewhere in this Presentation, are non-GAAP measures used by management, existing shareholders, potential shareholders and other users of our financial information to measure Altisource’s performance and do not purport to be alternatives to net (loss) income attributable to Altisource, net (loss) income attributable to Altisource as a percentage of service revenue, income (loss) before income taxes and non-controlling interests, income (loss) before income taxes and non-controlling interests as a percentage of service revenue and long term debt, including current portion, as measures of Altisource’s performance. We believe these measures are useful to management, existing shareholders, potential shareholders and other users of our financial information in evaluating operating profitability and cash flow generation more on a basis of continuing cost and cash flows as they exclude amortization expense related to acquisitions that occurred in prior periods and non-cash share-based compensation, as well as the effect of more significant non-operational items from earnings and cash flows from operating activities. We believe these measures are useful in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Furthermore, we believe the exclusion of more significant non-operational items enables comparability to prior period performance and trend analysis. It is management’s intent to provide non-GAAP financial information to enhance the understanding of Altisource’s GAAP financial information, and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies. The non-GAAP financial information presented should not be unduly relied upon. These non-GAAP measures are presented as supplemental information and reconciled to the appropriate GAAP measures in the Appendix.

© 2023 Altisource All Rights Reserved. COMPANY HIGHLIGHTS 3 Altisource is positioned for attractive growth as we look to 2024 and beyond Adjusted EBITDA1 performance is improving post pandemic impact • Q3’23 Adjusted EBITDA of $0.9 million1 was $7.3 million better than Q3’22 • YTD September’23 Adjusted EBITDA of $(1.1) million1 is $16.1 million better than the same period last year • Aggressively managing expenses and improving operating efficiency Attractive potential revenue growth levers • Returning to a normal residential mortgage default market • Converting strong sales pipeline and sales wins to revenue • Rising delinquency rates associated with a deteriorating economic environment Altisource provides a comprehensive suite of solutions that support the residential default servicing, real estate and origination lifecycles 1 This is a non-GAAP measure reconciled in the Appendix. For a definition of Adjusted EBITDA, see page 18

OVERVIEW OF ALTISOURCE

Altisource
YOUR ONE SOURCE™

KEY BUSINESS HIGHLIGHTS

1. Comprehensive suite of solutions
2. Compelling growth catalysts
3. Strong and growing customer base
4. Path to positive cash flow

KEY FACTS

LUXEMBOURG Headquarters
UNITED STATES
INDIA
URUGUAY

~1,050 Employees[1]

$137 MM LTM Q3'23 Service Revenue[2]

$106MM Market Cap[3]

$291MM Enterprise Value[4]

NASDAQ Exchange

ASPS Ticker Symbol

SUITE OF SOLUTIONS

Comprehensive suite of solutions that support the default servicing, real estate and origination lifecycles

LEND
Suite of solutions for small and mid-sized residential loan originators

BUY
Marketplace to buy homes



Altisource
YOUR ONE SOURCE™

SERVICE / MANAGE
Suite of solutions for residential loan servicers and real estate investors

SELL
Marketplace to sell homes

[1] Full time employees, excluding contractors, as of October 31, 2023
[2] Service Revenue presented herein excludes reimbursable expenses and non-controlling interests. LTM Q3'23 represents last twelve months ending September 30, 2023
[3] Market Capitalization ("Market Cap") equal to 26.5 million shares outstanding plus 1.6 million penny warrants multiplied by closing price of $3.76 on October 31, 2023
Note share count excludes out-of-the money options and RSUs
[4] Enterprise Value ("EV") reflects Market Cap as of October 31, 2023 plus debt outstanding of $222.0 million less cash of $36.6 million as of September 30, 2023

© 2023 Altisource All Rights Reserved.

4

OVERVIEW OF ALTISOURCE

Altisource
YOUR ONE SOURCE™

Business Segments

Servicer and Real Estate ("SRE")

Countercyclical business that provides solutions to loan servicers and real estate investors that support the servicing of defaulted residential mortgage loans and the management and disposition of homes

- *Represents 78% of consolidated Service revenue[1]*
- *Main Driver: Foreclosure starts and sales and new business wins*
- *Industry Factors: Volume significantly impacted by COVID-19 related foreclosure moratoriums and borrower relief measures; these measures largely expired at the end of 2021*

Origination ("ORG")

Provides originators, including mortgage bankers, banks and credit unions, solutions that support residential mortgage loan originations

- *Represents 22% of consolidated Service revenue[1]*
- *Main Driver: Market origination volume, customer product penetration and new product launches and adoption*
- *Industry Factors: Significant decline in market origination volumes in 2022 and 2023 driving demand for solutions that help originators reduce costs*

Key Metrics ($ in MM)



$622
$106
$183
$333
$71
2019
$347
$3
$88
$256
$10
2020
$171
$5
$3
$162
($32)
2021
$144
$144
($17)
2022
$137
$137
($1)
LTM Q3'23
$104
$104
($1)
YTD September'23
Service Revenue
RITM Service Revenue[2]
Divested Service Revenue[3]
Adjusted EBITDA[4][5]

- Pre-pandemic operations
- Pandemic impacted operations
- Post-pandemic – beginning of operational recovery

Investment Thesis

Background:

- COVID-19-induced borrower relief measures led to a 90% peak-to-trough reduction in industrywide foreclosure starts and a 94% peak-to-trough reduction in industrywide foreclosure sales, SRE's main revenue drivers[6]
- YTD September'23 foreclosure starts remain 30% below 2019 pre-pandemic levels and YTD September'23 foreclosure sales remain 46% below 2019 pre-pandemic levels[6]

Thesis:

A reversion to a normalized, pre-pandemic foreclosure environment, on a lower cost base, should drive significant financial improvement

Upside Drivers:

- Servicer and Real Estate Segment Sales Growth
- Origination Segment Sales Growth
- Recession

Risks/Sensitivities:

- Default Market Recovery
- Customer Concentration
- Cost-Savings Realization

Note: Numbers may not sum due to rounding

[1] Service revenue for YTD September'23

[2] Rithm Capital Corp. ("RITM" formerly known as New Residential Investment Corp.)

[3] Represents the amount of Field Services, Valuation and Title Service Revenue from RITM's portfolios that has been transitioned to RITM's vendor subsidiaries

[4] Represents revenue from businesses that have been sold or discontinued including Pointillist, Owners.com, Buy-Renovate-Lease-Sell ("BRS"), Financial Services, Mortgage Builders and Corporate Technology

[5] This is a non-GAAP measure reconciled in the Appendix. For a definition of Adjusted EBITDA, see page 18

[6] Data based on Black Knight/ICE Mortgage Monitor and First Look Reports with data through September 2023

© 2023 Altisource All Rights Reserved.

5

SRE SOLUTIONS ALONG THE FORECLOSURE PROCESS

Loan Servicers: Providing a suite of solutions that support the servicing of defaulted loans and management and disposition of homes

Customers include eight of the top 20 loan servicers[1] and both GSEs

Pre-Foreclosure

Altisource Field Services	Property Inspection and Preservation (Field Services)
Springhouse	Valuation Products
PremiumTitle	Pre-foreclosure Title

Foreclosure

Hubzu	Online Real Estate Marketing Platform
Altisource Field Services	Property Inspection and Preservation (Field Services)
Altisource	Foreclosure Trustee

REO Management and Disposition

Hubzu	Online Real Estate Marketing Platform
RealHome	Real Estate Brokerage
Altisource Field Services	Property Inspection and Preservation (Field Services)
PremiumTitle	Title and Escrow

Real Estate Investors: White space opportunity to deploy established solutions to the single family rental and investor market

Real Estate Due Diligence and Acquisition

Equator.com	Real Estate Marketplace
NestRange	Automated Home Valuation Model and Analytics
RentRange	Automated Rental Valuation Model and Analytics
RealHome	Real Estate Brokerage
PremiumTitle	Title and Escrow
Granite	Construction Risk Management

Real Estate Management

Granite	Construction Risk Management
Altisource Field Services	Property Inspection and Preservation (Field Services)
Springhouse	Valuation Products

Real Estate Disposition

Hubzu	Online Real Estate Marketing Platform
Equator.com	Real Estate Marketplace
RealHome	Real Estate Brokerage
Springhouse	Valuation Products
PremiumTitle	Title and Escrow

Technology solutions that support loan servicers and real estate investors

Equator, Vendorly: **Asset Management Workflow and Invoicing Solutions**

[1] Source: Inside Mortgage Finance, Top 100 Mortgage Servicing Participants Q3'20

© 2023 Altisource All Rights Reserved.

6

SRE SERVICE OFFERINGS

Altisource YOUR ONE SOURCE

The summary below reflects the business units included within the three publicly reported SRE Businesses

SRE Businesses		Description
MARKETPLACE • *21.1% of Service Revenue*	Hubzu / REALHOME Services and Solutions, Inc.	Hubzu® Online Real Estate Marketing Platform, Real Estate Brokerage and Asset Management
	EQUATOR	Real Estate Marketplace
SOLUTIONS • *48.3% of Service Revenue*	Altisource Field Services	Property Inspection and Preservation (Field Services)
	PremiumTitle An Altisource Business Unit	Title and Escrow
	Springhouse	Valuation Products
	GRANITE Risk Management	Construction Inspection and Risk Mitigation
	Altisource	Foreclosure Trustee
TECHNOLOGY AND SAAS PRODUCTS • *8.7% of Service Revenue*	EQUATOR	REO, Short Sales and Foreclosure, Bankruptcy and Eviction Workflow Management SaaS
	vendorly	Vendor Management SaaS
	REALSynergy	Commercial Loan Servicing Technology
	RENTRANGE	Automated Rental Valuation Model and Analytics
	NestRange	Automated Home Valuation Model and Analytics

Note: Based on Service Revenue for YTD September'23

© 2023 Altisource All Rights Reserved.

7

© 2023 Altisource All Rights Reserved. COMPELLING GROWTH CATALYSTS 8 Foreclosure Starts and Timing Foreclosure Starts Days • In response to the COVID-19 pandemic, borrowers were provided various relief measures including foreclosure and eviction moratoriums, forbearance programs and loss mitigation measures • These relief measures largely expired at the end of 2021 • Following the expiration of these measures, 2022 and 2023 foreclosure starts grew, but remain below pre-pandemic levels • Foreclosure starts for the nine months ended September’23 were 30% lower than the same period in 2019 • The 2022 and 2023 increase in foreclosure starts drove higher referrals for our pre-foreclosure and foreclosure solutions • Should the market return to pre-pandemic foreclosure start levels, there is a significant opportunity for revenue growth in our pre-foreclosure and foreclosure solutions, with upside in a higher delinquency rate environment Source: Data based on Black Knight/ICE Mortgage Monitor and First Look Reports with data from January 2018 through September 2023 SRE Shaded area represents period of borrower relief measures - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 Q1'18 Q3'18 Q1'19 Q3'19 Q1'20 Q3'20 Q1'21 Q3'21 Q1'22 Q3'22 Q1'23 Q3'23 FC Starts Average Days Delinquent for FC

© 2023 Altisource All Rights Reserved. 9 Foreclosures that Convert to Foreclosure Sales Foreclosure Sales % • Foreclosure sales are increasing, but remain significantly lower than pre- pandemic levels as there is a lag between foreclosure starts and sales • Foreclosure sales for the nine months ended September’23 were 46% lower than the same period in 2019 (while foreclosure starts were 30% lower) • In today’s environment, we estimate it typically takes an average of two years to convert foreclosure starts to foreclosure sales and another six months to market and sell the resulting REO • We anticipate foreclosure sales to increase as the percentage of foreclosure sales to foreclosure inventory returns to pre-pandemic levels from (1) the aging of higher post-pandemic foreclosure starts and (2) a normalizing environment for borrower loss mitigation options • Should the market return to pre-pandemic foreclosure sales levels, there is a significant opportunity for revenue growth for our online foreclosure real estate marketing platform and REO management and disposition solutions, with upside in a higher delinquency rate environment Source: Data based on Black Knight/ICE Mortgage Monitor and First Look Reports with data from January 2018 through September 2023. Historical foreclosure sale data for 2018 through 2020 calculated based on Black Knight/ICE First Look press releases 1 Source: Economic Research Division of Federal Reserve Bank of St. Louis; 30-Year Fixed Rate Mortgage Average as of 11/9/23 SRE Shaded area represents period of borrower relief measures 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 Q1'18 Q3'18 Q1'19 Q3'19 Q1'20 Q3'20 Q1'21 Q3'21 Q1'22 Q3'22 Q1'23 Q3'23 FC Sales FC Sales as % of Beginning FC Inventory COMPELLING GROWTH CATALYSTS

MACROECONOMIC ENVIRONMENT

Early-stage consumer loan delinquency rates are increasing

- Government relief measures and the historically low interest rate environment boosted the economy during the pandemic
- Federal Funds rate has been raised 11 times since March 2022
- Student loan payments resumed in October 2023
- 30-year fixed interest mortgage rates have more than doubled to 7.5%[1]; home affordability is at a near 40-year low[2]
- Reduction in average personal savings rate to 3.4% in September 2023, compared to 26.1% in March 2021[3]
- Hardship withdrawals on 401(k) accounts increased 36% in Q2 2023 compared to Q2 2022[4]
- Credit card debt at record high; rising auto and credit card delinquency rates[5]
- Rising early-stage mortgage delinquencies[6]
- Approximately 28%[7] of outstanding mortgages are FHA or VA loans, which typically have less equity than conventional mortgages due to lower minimum down payment requirements



Consumer loans becoming 30-days delinquent5
15%
10%
5%
0%
Credit Card
Auto
Mortgage
1Q'03
3Q'03
1Q'04
3Q'04
1Q'05
3Q'05
1Q'06
3Q'06
1Q'07
3Q'07
1Q'08
3Q'08
1Q'09
3Q'09
1Q'10
3Q'10
1Q'11
3Q'11
1Q'12
3Q'12
1Q'13
3Q'13
1Q'14
3Q'14
1Q'15
3Q'15
1Q'16
3Q'16
1Q'17
3Q'17
1Q'18
3Q'18
1Q'19
3Q'19
1Q'20
3Q'20
1Q'21
3Q'21
1Q'22
3Q'22
1Q'23
3Q'23

[1] Source: Economic Research Division of Federal Reserve Bank of St. Louis; 30-Year Fixed Rate Mortgage Average as of 11/9/23
[2] Source: CNN Business article *Home affordability is the worst it has been since 1984* (August 24, 2023)
[3] Source: Economic Research Division of Federal Reserve Bank of St. Louis; Personal Saving Rate
[4] Source: CNN Business article *Americans are pulling money out of their 401(k) plans at an alarming rate* (August 8, 2023)
[5] Source: New York Fed Consumer Panel, Quarterly Report on Household Debt and Credit 2023:Q3 (Released November 2023)
[6] 30+ day delinquencies increased 9.4% and 60-day delinquencies increased 10.5% from June to September 2023; Source: Black Knight/ICE November 2023 Mortgage Monitor report
[7] Based on 2022 HMDA data

© 2023 Altisource All Rights Reserved.

10

ORG SOLUTIONS ALONG LOAN ORIGINATION PROCESS

Altisource
YOUR ONE SOURCE™

Mortgage Originators: Providing a suite of solutions to help loan originators (primarily Lenders One members) better compete

Customers include members of the Lenders One Cooperative that represents ~15% of U.S. residential originations[1]

Loan Manufacturing				Capital Markets and Business Operations		Engagement and Data	
VERIFICATIONS	Borrower Verifications	TRELIX AI	Loan QC SaaS	vendorly	Vendor Management SaaS	EVENTS	Membership Events
CREDIT	Tri-merge Credit and Related Products	ADMS	Document Solutions SaaS	CastleLine (An Altisource Business Unit)	Insurance	DATA	Market Intelligence and Benchmarking
FLOOD	Flood Certifications	TRELIX	Mortgage Loan Fulfillment	PREFERRED INVESTORS	Capital Markets Solutions		
PREFERRED PROVIDERS	Suite of Third-Party Solutions	NestRange	Automated Home Valuation Model and Analytics	PREFERRED PROVIDERS	Suite of Third-Party Solutions		
		Springhouse (An Altisource Business Unit)	Valuation Products				
		PremiumTitle (An Altisource Business Unit)	Title and Escrow				

Technology solutions that support components of the origination lifecycle

LENDERS ONE LOAN AUTOMATION — Vendor Marketplace and Automation Platform

[1] Member market share based on 2022 HMDA data.

© 2023 Altisource All Rights Reserved.

11

ORG SERVICE OFFERINGS

Altisource
YOUR ONE SOURCE™

The summary below reflects the business units included within the three publicly reported ORG Businesses

ORG Businesses		Description
LENDERS ONE® • *17.3% of Service Revenue*	Lenders One	Management Services to the Lenders One Cooperative Loan Manufacturing, Capital Markets and Business Operations, and Engagement and Data
SOLUTIONS • *4.1% of Service Revenue*	Trelix	Mortgage Loan Fulfillment
	Premium Title	Title and Escrow
	Springhouse	Valuation Products
	CastleLine	Insurance
ORIGINATION TECH • *0.5% of Service Revenue*	Vendorly	Vendor Management SaaS
	Trelix AI	Loan QC SaaS
	ADMS	Document Solutions SaaS
	NestRange	Automated Home Valuation Model and Analytics
	Lenders One Loan Automation	Vendor Marketplace and Automation

Note: Based on Service Revenue for YTD September'23

© 2023 Altisource All Rights Reserved.

12

© 2023 Altisource All Rights Reserved. 13 1 MBA Mortgage Finance Forecasts from April 2020 through October 2023 2 US REO Partners, MBA “IMBs Report Losses in the Third Quarter of 2022” (November 18 2022) 3 For certain other Origination solutions (e.g., Trelix, Title and Escrow), customers are increasingly transitioning work previously performed by vendors in-house to retain underutilized staff and/or generate earnings. As a result, revenue for some of the Company’s solutions are anticipated to decline at a faster pace than the market decline Significant compounding growth opportunity fueled by a strong network effect Lenders One has a unique combination of — • Proprietary distribution engine through the Lenders One Cooperative • Growing product suite • Strong value proposition • Vendor marketplace and automation platform (Lenders One Loan Automation) Improve Member Profitability Increases product adoption and attracts more members Add More Members Strengthens buying power and supports new product launches Launch New Products Improves member profitability Increase Product Adoption Strengthens buying power and supports new product launches ORG COMPELLING GROWTH CATALYSTS Increasing demand from Lenders One members for solutions that help reduce costs in a lower origination and tightening margin environment • Residential loan originators are facing an increasingly challenging operating environment with rising interest rates, lower origination volumes1 and margin compression2 • As a result, the Company believes originators are focused on cost reductions • Many of the Company’s solutions help its Lenders One members better compete by reducing loan manufacturing costs and improving operational efficiencies • In this environment, the Company anticipates benefiting from the growing demand for certain of the Company’s solutions3 Mortgage Origination and Interest Rates1 Shaded area represents forecasted period Strong Network Effect within the Lenders One Business Model Mortgage Originations ($ in BN) Mortgage Rates — 2% 4% 6% 8% — $200 $400 $600 $800 $1,000 $1,200 $1,400 Q 1' 19 Q 2' 19 Q 3' 19 Q 4' 19 Q 1' 20 Q 2' 20 Q 3' 20 Q 4' 20 Q 1' 21 Q 2' 21 Q 3' 21 Q 4' 21 Q 1' 22 Q 2' 22 Q 3' 22 Q 4' 22 Q 1' 23 Q 2' 23 Q 3' 23 Q 4' 23 Q 1' 24 Q 2' 24 Q 3' 24 Q 4' 24 Mortgage Originations 30-Year Mortgage Fixed Interest Rate

CONSOLIDATED SALES PIPELINE AND WINS

($ millions)

Attractive Sales Pipeline[1]

Weighted Average Pipeline Estimated Revenue – End of Quarter

Strong Sales Wins[3]

Estimated Annualized Revenue on a Stabilized Basis

Growth in Revenue[4]

Revenue Generated from Sales Wins



$56.2
$65.3
$59.0
$68.9
$62.4
$63.2
$45.9
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23[2]
$3.0
$9.6
$14.4
$4.0
$17.8
$5.7
$16.9
FY 2022 Wins $31.0
YTD Sep'23 Wins $40.5
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
$0.2
$0.5
$0.9
$1.2
$2.6
$3.2
$3.4
Q3'23 annualized $13.7
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23

Note: Numbers may not sum due to rounding

[1] Sales Pipeline represents a weighted estimate of the annualized revenue on a stabilized basis from the sales pipeline at the end of the applicable quarter. The pipeline can and will change based on won and lost deals, new prospects, pipeline funnel stage changes, stabilized revenue estimate changes, weighted revenue estimate changes and additional information. Actual results could differ materially from the estimates. Sales Wins are removed from the Sales Pipeline in the quarter in which the applicable contract for the business is executed

[2] Q3'23 consolidated weighted sales pipeline represents $41 million to $51 million in annual revenue on a stabilized basis based upon the Company's forecasted probability of closing

[3] Sales Wins represent an estimate of the annualized revenue on a stabilized basis from the total Sales Wins in the applicable quarter. It is anticipated that stabilized revenue will be achieved after an initial ramp-up period for most Sales Wins. The period of time for the Company to begin to realize revenue on a stabilized basis, if at all, from a Sales Win can significantly vary based on a variety of conditions, including those related to the applicable client, the subject service, the applicable industry and the broader economy. Actual results could differ materially from applicable estimates. A Sales Win is included in the estimate of the applicable quarter in which the applicable contract for the business is executed. Estimates are not updated to reflect revenue recognized or changes to estimated revenue subsequent to the Sales Wins. Recognized revenue from Sales Wins is set forth in Growth in Revenue

[4] Represents revenue recognized in the applicable quarter from FY2022 and FY2023 sales wins

© 2023 Altisource All Rights Reserved.

14

FINANCIAL PERFORMANCE SUMMARY

Altisource YOUR ONE SOURCE

Altisource's Adjusted EBITDA and Adjusted EBITDA margins are improving as the default market recovers and the Company benefits from efficiency and cost savings initiatives

SERVICER AND REAL ESTATE | ORIGINATION | TOTAL COMPANY[1]



Service Revenue
$479.1
$291.6
$107.8
$112.1
$108.1
$81.6
$36.8
$52.3
$58.0
$32.4
$29.1
$22.8
$621.9
$347.3
$170.6
$144.5
$137.2
$104.4
2019 2020 2021 2022 LTM Q3'23 YTD Sep'23
Margin²:
34% 32% 21% 28% 35% 35%
8% 13% 11% (15%) (11%) (11%)
11% 3% (19%) (11%) (0%) (1%)
Adjusted EBITDA³ & Margin
$160.8
$94.1
$22.3
$31.3
$38.3
$28.5
$2.8
$6.7
$6.4
($4.8)
($3.3)
($2.5)
$70.8
$10.2
($31.7)
($16.6)
($0.6)
($1.1)
2019 2020 2021 2022 LTM Q3'23 YTD Sep'23

Note: Dollars in millions

[1] 2019-2021 includes Service Revenue and Adjusted EBITDA from businesses that have been sold or discontinued

[2] Adjusted EBITDA margin is a non-GAAP measure reconciled and calculated in the Appendix. For a definition of Adjusted EBITDA margin, see page 18

[3] Adjusted EBITDA is a non-GAAP measure reconciled and calculated in the Appendix. For a definition of Adjusted EBITDA, see page 18

© 2023 Altisource All Rights Reserved.

15

DEFINED PATH TO POSITIVE CASH FLOW

The Run-Rate scenario is intended to provide sensitivity with respect to our Servicer and Real Estate segment assuming the default market returns to a normal, pre-pandemic foreclosure operating environment; it is difficult to predict the manner and timing of the recovery of the default market

Run-Rate Scenario



Service revenue
Adjusted EBITDA[1]
$137.2
$(0.6)
$230.7
$47.3

($ millions)	LTM Q3'23[2]	Run-Rate Scenario
Service revenue:		
Servicer and Real Estate	$ 108.1	$ 201.6
Origination	29.1	29.1
Total Service revenue	$ 137.2	$ 230.7
Adjusted EBITDA[1]:		
Servicer and Real Estate	$ 38.3	$ 80.7
Origination	(3.3)	2.2
Corporate and other	(35.6)	(35.6)
Total Adjusted EBITDA[1]	$ (0.6)	$ 47.3
Adjusted EBITDA margin[1]	(0%)	20%

Note: Numbers may not sum due to rounding

[1]This is a non-GAAP measure reconciled in the Appendix. For a definition of Adjusted EBITDA, see page 18

[2]Represents last twelve months ending September 30, 2023

Run-Rate Scenario Commentary

- Slides 21 and 22 in the Appendix summarize the assumptions used in arriving at this Run-Rate scenario
- The Run-Rate scenario assumes the default market will return to a normal, pre-pandemic foreclosure environment; it is difficult to predict the manner and timing of the recovery of the default market
- To isolate the impact of a return to normal in the default market, Origination segment Service revenue for LTM Q3'23 is held constant at 2019 Adjusted EBITDA margins and Servicer and Real Estate non-default Service revenue is held constant relative to 2019
- Under the Run-Rate scenario, we estimate generating $47.3 million of Adjusted EBITDA on $230.7 million of Service revenue
- If delinquency rates rise above pre-pandemic levels, we anticipate our Service revenue and earnings would be higher

Market Factors that Could Impact Recovery Timing, and Company's Service Revenue and Adjusted EBITDA

- Number of foreclosure starts
- Timing from foreclosure starts to foreclosure auctions and REO sales
- Percentage of foreclosure starts that ultimately convert to foreclosure auctions

© 2023 Altisource All Rights Reserved.

16

A P P E N D I X

RECONCILIATION OF NON-GAAP MEASURES

Altisource
YOUR ONE SOURCE™

Reconciliation of Net (Loss) Income Attributable to Altisource to Adjusted EBITDA ($ in MM)

	2019	2020	2021	2022	Q3'22	YTD Sep'22	Q4'22	Q1'23	Q2'23	Q3'23	LTM Q3'23	YTD Sep'23	Run-Rate Scenario
Net (Loss) Income Attributable to Altisource	$(308.0)	$(67.2)	$ 11.8	$ (53.4)	$(14.4)	$ (42.1)	$(11.3)	$(12.9)	$(18.9)	$(11.3)	$ (54.5)	$ (43.1)	$ (3.9)
(+/-) Income Tax Provision	318.3	8.6	3.2	5.3	(0.2)	2.2	3.1	1.5	0.6	0.4	5.6	2.6	5.6
(+/-) Depreciation and Amortization	18.5	14.9	4.6	3.4	0.9	2.7	0.7	0.7	0.7	0.6	2.7	1.9	2.7
(+/-) Intangible Asset Amortization Expense	19.0	14.7	9.5	5.1	1.3	3.8	1.3	1.3	1.3	1.4	5.2	3.9	5.2
(+/-) Interest Expense, Net of Interest Income	21.1	17.6	14.6	16.0	4.1	11.1	4.9	6.3	9.6	9.6	30.4	25.5	32.6
(+/-) Unrealized Gain on Investment in Equity Securities	(14.4)	(4.0)	-	-	-	-	-	-	-	-	-	-	-
EBITDA	$ 54.5	$ (15.3)	$ 43.7	$ (23.6)	$ (8.3)	$ (22.2)	$ (1.4)	$ (3.1)	$ (6.7)	$ 0.6	$ (10.6)	$ (9.2)	$ 42.2
(+/-) Share-based Compensation Expense	11.9	7.8	2.8	5.0	1.3	3.9	1.2	1.4	1.2	1.2	5.1	3.9	5.1
(+/-) Restructuring Charges and/or Cost of Cost Savings Initiatives and Other	14.1	12.7	3.6	1.7	0.5	1.1	0.6	0.6	0.1	1.2	2.5	1.8	-
(+/-) Debt Amendment Costs	-	-	-	-	-	-	-	3.2	0.1	0.1	3.4	3.4	-
(+/-) Unrealized (Gain) Loss on Warrant Liability	-	-	-	-	-	-	-	(0.7)	1.8	(2.2)	(1.1)	(1.1)	-
(+/-) Pointillist Losses	-	7.8	7.2	-	-	-	-	-	-	-	-	-	-
(+/-) (Gain) Loss on Sale of Business	(17.8)	-	(88.9)	0.2	-	-	0.2	-	-	-	0.2	-	-
(+/-) Sales Tax Accrual	0.3	(2.7)	-	-	-	-	-	-	-	-	-	-	-
(+/-) Loss on BRS Portfolio Sale	1.8	-	-	-	-	-	-	-	-	-	-	-	-
(+/-) Other Assets Write-down from Business Exits	6.1	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA[1]	$ 70.8	$ 10.2	$ (31.7)	$ (16.6)	$ (6.5)	$ (17.2)	$ 0.6	$ 1.5	$ (3.5)	$ 0.9	$ (0.6)	$ (1.1)	$ 47.3
Service Revenue	$ 621.9	$347.3	$170.6	$ 144.5	$ 36.3	$ 111.7	$ 32.8	$ 37.1	$ 33.2	$ 34.1	$ 137.2	$ 104.4	$ 230.7
Adjusted EBITDA Margin[2]	11%	3%	-19%	-11%	-18%	-15%	2%	4%	-11%	3%	-0%	-1%	20%

Note: Numbers may not sum due to rounding

[1] Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, adjusted for certain special items set forth in the table above

[2] Adjusted EBITDA margin represents, in any period, Adjusted EBITDA divided by Service Revenue for such period

© 2023 Altisource All Rights Reserved.

18

RECONCILIATION OF NON-GAAP MEASURES

Reconciliation of Segment Pre-Tax Income to Adjusted EBITDA ($ in MM)

Servicer and Real Estate

	2019	2020	2021	2022	Q4'22	Q1'23	Q2'23	Q3'23	LTM Q3'23	YTD Sep'23	Run-Rate Scenario
Income Before Income Taxes and Non-Controlling Interests	$ 138.5	$ 73.9	$ 13.7	$ 26.5	$ 8.6	$ 9.9	$ 6.2	$ 8.4	$ 33.1	$ 24.5	$ 76.0
(+/-) Depreciation and Amortization	5.7	5.8	1.1	1.0	0.2	0.2	0.2	0.2	0.9	0.6	0.9
(+/-) Intangible Asset Amortization Expense	12.0	12.3	7.3	3.0	0.7	0.7	0.7	0.7	3.0	2.2	3.0
(+/-) Interest Expense, Net of Interest Income	(0.0)	(0.0)	-	-	-	-	-	-	-	-	-
(+/-) Share-based Compensation Expense	1.9	0.5	(0.3)	0.7	0.2	0.2	0.2	0.3	0.9	0.7	0.9
(+/-) Restructuring Charges and/or Cost of Cost Savings Initiatives and Other	2.6	1.6	0.5	0.2	0.1	0.0	0.0	0.4	0.5	0.4	-
Adjusted EBITDA[1]	$ 160.8	$ 94.1	$ 22.3	$ 31.3	$ 9.8	$ 11.1	$ 7.4	$ 10.0	$ 38.3	$ 28.5	$ 80.7
Service Revenue	$ 479.1	$ 291.6	$ 107.8	$ 112.1	$ 26.5	$ 29.8	$ 24.9	$ 26.9	$ 108.1	$ 81.6	$ 201.6
Adjusted EBITDA Margin[2]	34%	32%	21%	28%	37%	37%	30%	37%	35%	35%	40%

Origination

	2019	2020	2021	2022	Q4'22	Q1'23	Q2'23	Q3'23	LTM Q3'23	YTD Sep'23	Run-Rate Scenario
Income (Loss) Before Income Taxes and Non-Controlling Interests	$ 1.4	$ 5.4	$ 5.3	$ (7.4)	$ (1.4)	$ (1.7)	$ (2.0)	$ (1.4)	$ (6.5)	$ (5.1)	$ (0.2)
(+/-) Non-Controlling Interests	(2.6)	(1.9)	(1.3)	(0.6)	(0.1)	(0.1)	(0.0)	(0.1)	(0.3)	(0.2)	(0.3)
(+/-) Depreciation and Amortization	0.0	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
(+/-) Intangible Asset Amortization Expense	2.7	2.4	2.2	2.2	0.5	0.5	0.5	0.6	2.2	1.7	2.2
(+/-) Share-based Compensation Expense	0.5	0.4	(0.1)	0.4	0.1	0.1	0.1	0.1	0.4	0.3	0.4
(+/-) Restructuring Charges and/or Cost of Cost Savings Initiatives and Other	0.8	0.4	0.3	0.6	0.2	0.4	0.0	0.3	0.9	0.7	-
Adjusted EBITDA[1]	$ 2.8	$ 6.7	$ 6.4	$ (4.8)	$ (0.7)	$ (0.7)	$ (1.3)	$ (0.5)	$ (3.3)	$ (2.5)	$ 2.2
Service Revenue	$ 36.8	$ 52.3	$ 58.0	$ 32.4	$ 6.3	$ 7.3	$ 8.3	$ 7.2	$ 29.1	$ 22.8	$ 29.1
Adjusted EBITDA Margin[2]	8%	13%	11%	-15%	-12%	-10%	-16%	-7%	-11%	-11%	8%

Note: Numbers may not sum due to rounding

[1] Adjusted EBITDA is a non-GAAP measure reconciled and calculated in the Appendix. For a definition of Adjusted EBITDA, see page 18

[2] Adjusted EBITDA margin is a non-GAAP measure reconciled and calculated in the Appendix. For a definition of Adjusted EBITDA margin, see page 18

© 2023 Altisource All Rights Reserved.

19

RECONCILIATION OF NON-GAAP MEASURES

Altisource
YOUR ONE SOURCE™

Reconciliation of Segment Pre-Tax Income to Adjusted EBITDA ($ in MM) Corporate and Others	2019	2020	2021	2022	Q4'22	Q1'23	Q2'23	Q3'23	LTM Q3'23	YTD Sep'23	Run-Rate Scenario
Loss Before Income Taxes and Non-Controlling Interests	$ (127.4)	$ (137.0)	$ (3.7)	$ (66.6)	$ (15.3)	$ (19.6)	$ (22.4)	$ (17.8)	$ (75.1)	$ (59.8)	$ (73.7)
(+/-) Non-Controlling Interests	0.5	1.1	1.0	-	-	-	-	-	-	-	-
(+/-) Depreciation and Amortization	12.7	9.0	3.4	2.4	0.5	0.5	0.4	0.4	1.7	1.3	1.7
(+/-) Intangible Asset Amortization Expense	4.3	-	-	-	-	-	-	-	-	-	-
(+/-) Interest Expense, Net of Interest Income	21.1	17.6	14.6	16.0	4.9	6.3	9.6	9.6	30.4	25.5	32.6
(+/-) Unrealized Gain on Investment in Equity Securities	(14.4)	(4.0)	-	-	-	-	-	-	-	-	-
(+/-) Share-based Compensation Expense	9.4	6.9	3.2	4.0	0.9	1.1	0.9	0.9	3.8	2.9	3.8
(+/-) Restructuring Charges and/or Cost of Cost Savings Initiatives and Other	10.7	10.6	2.8	0.9	0.4	0.2	0.0	0.5	1.1	0.7	-
(+/-) Debt Amendment Costs	-	-	-	-	-	3.2	0.1	0.1	3.4	3.4	-
(+/-) Unrealized Gain on Warrant Liability	-	-	-	-	-	(0.7)	1.8	(2.2)	(1.1)	(1.1)	-
(+/-) Pointillist Losses	-	7.8	7.2	-	-	-	-	-	-	-	-
(+/-) (Gain) Loss on Sale of Business	(17.8)	-	(88.9)	0.2	0.2	-	-	-	0.2	-	-
(+/-) Sales Tax Accrual	0.3	(2.7)	-	-	-	-	-	-	-	-	-
(+/-) Loss on BRS Portfolio Sale	1.8	-	-	-	-	-	-	-	-	-	-
(+/-) Other Assets Write-down from Business Exits	6.1	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA[1]	$ (92.8)	$ (90.6)	$ (60.4)	$ (43.0)	$ (8.5)	$ (8.9)	$ (9.5)	$ (8.7)	$ (35.6)	$ (27.1)	$ (35.6)
Service Revenue	$ 105.9	$ 3.4	$ 4.8	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Adjusted EBITDA Margin[2]	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM

Note: Numbers may not sum due to rounding. NM stands for not meaningful

[1] Adjusted EBITDA is a non-GAAP measure reconciled and calculated in the Appendix. For a definition of Adjusted EBITDA, see page 18

[2] Adjusted EBITDA margin is a non-GAAP measure reconciled and calculated in the Appendix. For a definition of Adjusted EBITDA margin, see page 18

© 2023 Altisource All Rights Reserved.

20

NORMAL DEFAULT MARKET RUN-RATE

Assumptions for Run-Rate Scenario

Servicer and Real Estate Segment assumptions:

- Default Market:
  - The default market will return to a normal, pre-pandemic foreclosure environment
- Default Service revenue - Ocwen-serviced loans:
  - Existing Ocwen-serviced non-GSE loan portfolios (loan count) decline 10% per year for three years
  - Existing Ocwen-serviced GSE and FHA loan portfolio acquisitions (net of run-off) increase by 5% per year for three years reflecting portfolio acquisitions, net of run-off
  - Average delinquency rates for Ocwen-serviced portfolios in line with Q4'19 levels
  - Service revenue per delinquent loan for Ocwen-serviced non-GSE loans reflects 2019 revenue per delinquent loan, adjusted down for the estimated field services, valuation and title referrals associated with Rithm's portfolios that it redirected to its vendor subsidiaries
  - Service revenue per delinquent loan for Ocwen-serviced GSE and FHA loans reflects 2019 revenue per delinquent loan, adjusted upward to reflect our May 2021 expanded relationship with Ocwen to include estimated normalized field services and Hubzu referrals revenue from FHA, VA and USDA portfolios
- Default Service revenue - Non-Ocwen and Non-Rithm customers:
  - Total number of U.S. mortgages remains flat
  - Percentage of seriously delinquent loans generally consistent with 2018 market levels
  - Service revenue per active foreclosure based on 2019 levels
- Non-default Service revenue:
  - Non-default related revenue in the Servicer and Real Estate segment held constant relative to 2019

($ in millions, except for Service revenue per delinquent loan / active foreclosure)	2019	LTM Q3'23	Run-Rate Scenario
Servicer and Real Estate Segment:			
Default Service revenue - Ocwen-serviced loans (Non GSE):			
Average number of loans serviced by Ocwen (in 000s)	795	477	357
Average delinquency rate of loans serviced by Ocwen	17.1%	14.5%	17.5%
Service revenue per delinquent loan[1]	$ 3,058	$1,084	$ 1,700
Default Service revenue from Ocwen-serviced loans (Non GSE)	$ 417.0	$ 75.2	$ 106.2
Default Service revenue - Ocwen-serviced loans (GSE and FHA):			
Average number of loans serviced by Ocwen (in 000s)	629	774	895
Average delinquency rate of loans serviced by Ocwen	3.0%	1.6%	3.0%
Service revenue per delinquent loan[1]	$ 277	$ 472	$ 1,100
Default Service revenue from Ocwen-serviced loans (GSE and FHA)	$ 5.3	$ 5.9	$ 29.5
Default Service revenue - Non-Ocwen and Non-Rithm customers:			
Total U.S. mortgage loans (End of period "EOP", in 000s)[2]	51,144	53,135	53,135
% of seriously delinquent loans[2]	1.5%	1.3%	1.8%
Seriously delinquent loans (EOP in 000s)[2]	768	669	930
% of seriously delinquent loans in active foreclosure[2]	37.5%	32.0%	37.5%
Active foreclosures (EOP in 000s)[2]	288	214	349
Altisource Service revenue per active foreclosure	$ 149	$ 88	$ 149
Default Service revenue from Non-Ocwen and Non-Rithm customers	$ 42.9	$ 18.8	$ 51.9
Non-default Service revenue	$ 14.0	$ 8.2	$ 14.0
Total Servicer and Real Estate Segment Service revenue	$ 479.1	$ 108.1	$ 201.6

Note: Numbers may not sum due to rounding
[1] Delinquent loans, as used herein, are 30+ days outstanding
[2] Source: Black Knight/ICE November 2023 Mortgage Monitor report

© 2023 Altisource All Rights Reserved.

21

NORMAL DEFAULT MARKET RUN-RATE

Assumptions for Run-Rate Scenario

Origination Segment Assumptions:

- Origination revenue held constant relative to LTM Q3'23 based on current interest rate environment

Corporate and Others Segment Assumptions:

- Note: 2019 Service revenue and Adjusted EBITDA in Corporate and Others includes businesses that have been sold or discontinued; no Service revenue for Corporate and Others is assumed in the Run-Rate scenario

Adjusted EBITDA Margins and Corporate and Other costs:

- Servicer and Real Estate segment Adjusted EBITDA margins are improving from revenue growth, product mix and efficiency initiatives
- Origination segment Adjusted EBITDA margins are equal to 2019 Origination Adjusted EBITDA margins
- Corporate and Other costs held constant relative to LTM Q3'23

($ in millions, except for Service revenue per delinquent loan / active foreclosure)	2019	LTM Q3'23	Run-Rate Scenario
Origination Segment:			
Total Origination segment Service revenue	$ 36.8	$ 29.1	$ 29.1
Corporate and Others Segment:			
Total Corporate and Others Service revenue	$ 105.9	$ -	$ -
Consolidated Service revenue	**$ 621.9**	**$ 137.2**	**$ 230.7**
Adjusted EBITDA:			
Servicer and Real Estate	$ 160.8	$ 38.3	$ 80.7
Origination	2.8	(3.3)	2.2
Corporate and Others	(92.8)	(35.6)	(35.6)
Consolidated Adjusted EBITDA	**$ 70.8**	**$ (0.6)**	**$ 47.3**
Adjusted EBITDA Margins:			
Servicer and Real Estate	34%	35%	40%
Origination	8%	(11%)	8%
Consolidated Adjusted EBITDA Margin	**11%**	**(0%)**	**20%**

Note: Numbers may not sum due to rounding

© 2023 Altisource All Rights Reserved.

22